 DEBTOR:                                                       CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999

================================================================================================================
                                                                Document          Previously        Explanation
                Required attachments                            Attached           Submitted         Attached

                1.  Tax Receipts                                  ( )                 ( )             ( N/A )

                2.  Bank Statements                              ( X )                ( )               ( )

                3.  Most recently filed                           ( )                ( X )              ( )
                     Income Tax Return

                4.  Most recent Annual Financial                  ( )                ( X )              ( )
                     Statements prepared by accountant

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY
  THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9)
  AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
  COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF
  WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ BETH A. SAVAGE                                                       CHIEF FINANCIAL OFFICER
  --------------------------------------------------------           ----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                          TITLE

  /s/ BETH A. SAVAGE                                                              9/17/99
  --------------------------------------------------------           ----------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                                DATE


  PREPARER:

  /s/ DONNA M. ZIANNI                                                       ASSISTANT CONTROLLER
  --------------------------------------------------------           ----------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                                   TITLE

  /s/ DONNA M. ZIANNI                                                             9/17/99
  --------------------------------------------------------           ----------------------------------
  PRINTED NAME OF PREPARER                                                         DATE


   All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999


                           COMPARATIVE BALANCE SHEET
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                APR-99                MAY-99               JUN-99
                                                                    01-MAY-99             29-MAY-99            03-JUL-99
                                                                    ---------             ---------            ---------
1.  CASH                                                           15,894,145            18,225,981           17,791,698
2.  ACCOUNTS RECEIVABLE                                             4,302,214             1,821,237            1,543,475
3.  INVENTORY                                                               0                     0                    0
4.  NOTES RECEIVABLE                                                        0                     0                    0
5.  PREPAID EXPENSES                                                  860,496               835,444              820,444
6.  OTHER (CREDIT CARD RESERVES)                                    2,461,426             2,461,426            2,461,426
7.  TOTAL CURRENT ASSETS                                           23,518,281            23,344,088           22,617,043
8.  PROPERTY, PLANT & EQUIPMENT, net                                        0                     0                    0
9.  ASSETS HELD FOR SALE                                              272,845               272,845               27,730
10. TOTAL PROPERTY, PLANT & EQUIP                                     272,845               272,845               27,730
11. DUE FROM AFFILIATES & INSIDERS                                          0                     0                    0
12. INTANGIBLES (ATTACH LIST)                                               0                     0                    0
13. OTHER (PREPAID FINANCE FEES)                                            0                     0                    0
14. TOTAL ASSETS                                                   23,791,126            23,616,933           22,644,773
                                                                  ===========            ==========           ==========
POSTPETITION LIABILITIES
15. ACCOUNTS PAYABLE & ACCRUALS                                     1,324,972             1,569,549            1,320,218
16. TAXES PAYABLE                                                           0                     0                    0
17. NOTES PAYABLE                                                           0                     0                    0
18. PROFESSIONAL FEES                                                 991,775             1,102,070              931,605
19. SECURED DEBT                                                            0                     0                    0
20. DUE TO AFFILIATES & INSIDERS                                            0                     0                    0
21. OTHER - (DEFERRED REVENUE from Service Policies)                        0                     0                    0
22. TOTAL POSTPETITION
     LIABILITIES                                                    2,316,747             2,671,619            2,251,823
                                                                  ===========            ==========           ==========
PREPETITION LIABILITIES
23. SECURED DEBT                                                            0                     0                    0
24. PRIORITY DEBT                                                           0                     0                    0
25. UNSECURED DEBT                                                 57,469,414            57,212,043           57,348,630
26. OTHER                                                                   0                     0                    0
27. TOTAL PREPETITION LIABILITIES                                  57,469,414            57,212,043           57,348,630
                                                                  ===========            ==========           ==========
28. TOTAL LIABILITIES                                              59,786,161            59,883,662           59,600,453
                                                                  ===========            ==========           ==========
EQUITY
29. PREPETITION OWNERS' EQUITY                                     (1,334,175)           (1,334,175)          (1,334,175)
                                                                  ===========            ==========           ==========
30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                             (34,660,860)          (34,932,554)         (35,621,505)
                                                                  ===========            ==========           ==========
31. TOTAL EQUITY (DEFICIT)                                        (35,995,035)          (36,266,729)         (36,955,680)
                                                                  ===========            ==========           ==========
32. TOTAL LIABILITIES &
     OWNERS' EQUITY                                                23,791,126            23,616,933           22,644,773
                                                                  ===========            ==========           ==========

NOTES FOR MONTH ENDING JULY 3, 1999:
ITEM 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
ITEM 25: Consists of Accounts Payable, Accrued Liabilities and Customer Refunds.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999

                                INCOME STATEMENT
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
REVENUES                                                                    APR-99             MAY-99          JUN-99
                                                                           01-MAY-99         29-MAY-99       03-JUL-99
                                                                           ---------         ---------       ---------
1. GROSS REVENUES                                                             4,998            2,989           9,070
2. COST OF GOODS SOLD                                                        35,739              304              82
                                                                           ========         ========        ========
3. GROSS PROFIT                                                             (30,741)           2,685           8,988
OPERATING EXPENSES
4. Payroll                                                                  101,261           69,969          77,493
5. Payroll Taxes                                                              7,510            4,727           4,831
6. Employee Benefits                                                          5,046          (10,912)         (4,144)
7. Depreciation and Amortization                                                  0                0               0
8. Occupancy Costs                                                          115,964           41,423         135,205
9. Advertising                                                                    0                0           4,432
10. Store Delivery                                                                0                0               0
11. Home Delivery                                                                 0                0               0
12. Financing Costs                                                               0           (1,975)              0
13. Equipment Rental                                                         23,002           18,715          20,037
14. Outsource Services                                                            0                0               0
15. Taxes                                                                         0                0               0
16. Insurance                                                                25,000           20,000          15,000
17. Legal and Professional                                                   34,626           28,445          23,492
18. Impairment of Long-Lived Assets                                               0                0               0
19. Reversal of Restructuring Charge                                              0                0               0
20. Finance and other receivables write-off                                       0                0               0
21. Other (Attach List)                                                         469           14,580          11,138
                                                                           --------         --------        --------
22. TOTAL OPERATING EXPENSES                                                312,878          184,972         287,484
                                                                           ========         ========        ========
23. OPERATING INCOME                                                       (343,619)        (182,287)       (278,496)
OTHER INCOME & EXPENSES
24. OTHER INCOME - Interest                                                       0                0               0
25. OTHER EXPENSES (ATTACH LIST)                                                  0                0               0
26. INTEREST EXPENSE                                                         (1,516)               0               0
27. OTHER - Loss (gain) on sale of assets                                      (630)               0         244,693
28. NET OTHER INCOME & EXPENSES                                              (2,146)               0         244,693
                                                                           ========         ========        ========
29. LOSS BEFORE REORGANIZATION EXPENSES, TAXES AND EXTRAORDINARY ITEM      (341,473)        (182,287)       (523,189)
REORGANIZATION EXPENSES
                                                                           ========         ========        ========
30. PROFESSIONAL FEES                                                       389,865          143,591         215,906
31. U.S. TRUSTEE FEES                                                        20,500                0               0
32. INTEREST INCOME                                                         (58,460)         (62,029)        (67,354)
33. OTHER (ATTACH LIST)                                                       3,581            7,844          17,210
                                                                           ========         ========        ========
34. TOTAL REORGANIZATION EXPENSES                                           355,486           89,406         165,762
35. INCOME TAX                                                                    0                0               0
                                                                           ========         ========        ========
36. LOSS BEFORE EXTRAORDINARY ITEM                                         (696,959)        (271,693)       (688,951)
                                                                           ========         ========        ========
37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT                             0                0               0
                                                                           ========         ========        ========
38. EXTRAORDINARY GAIN - RECOGNITION OF DEFERRED SERVICE POLICY REVENUE           0                0               0
                                                                           ========         ========        ========
39. EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY UNDER CAPITAL LEASE AND
REJECTION OF RELATED LEASE OBLIGATIONS                                            0                0               0
                                                                           ========         ========        ========
40. NET LOSS                                                               (696,959)        (271,693)       (688,951)
                                                                           ========         ========        ========

NOTES FOR MONTH ENDING JULY 3, 1999:
ITEM 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.

ITEM 27: Amount represents the loss on abandonment of furniture,fixtures and leasehold improvements at the Huntington, WV location for which Sun Television rejected the lease.

DEBTOR:                                                        CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                               AND 98-02109
  SUN TV AND APPLIANCES, INC.                               JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999


 --------------------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                              APR-99                     MAY-99                 JUN-99
 DISBURSEMENTS                                                01-MAY-99                  29-MAY-99              03-JUL-99
                                                              ---------                  ---------              ---------
      1.       CASH-BEGINNING OF MONTH                      16,214,555.28              16,303,341.73          18,419,339.76
                                                          RECEIPTS
      2.       CASH SALES                                            0.00                       0.00                   0.00
      3.       COLLECTION OF ACCOUNTS RECEIVABLE                     0.00               2,482,480.09                   0.00
      3a.      Liquidator reimbursement for expenses
               paid by Sun                                           0.00                       0.00                   0.00
      4.       LOANS & ADVANCES (ATTACH LIST)                        0.00                       0.00                   0.00
      5.       SALE OF ASSETS                                        0.00                       0.00                   0.00
      6.       OTHER                                         1,066,552.03                  46,074.68             407,757.25
                                                            -------------              -------------          -------------
      7.       TOTAL RECEIPTS                                1,066,552.03               2,528,554.77             407,757.25
                                                            =============              =============          =============
      8.       TOTAL CASH AVAILABLE                         17,281,107.31              18,831,896.50          18,827,097.01
                                                            =============              =============          =============
                                                 CURRENT MONTH DISBURSEMENTS
                                                                01-MAY-99                  29-MAY-99              03-JUL-99
                        PURPOSE                                  AMOUNT                     AMOUNT                  AMOUNT
                                                                ---------                  ---------              ---------
      9.       BANK FEES AND DEBT PAYDOWN                            0.00                       0.00                   0.00
      10.      ADVERTISING                                           0.00                       0.00               4,432.51
      11.      MERCHANDISE/PARTS                                     0.00                     246.82                   0.00
      12.      PAYROLL                                         107,553.72                  87,531.81             121,460.10
      13.      STORE RENT                                      119,380.10                  38,905.39             106,945.25
      14.      EQUIPMENT RENT                                   23,002.48                       0.00             122,166.73
      15.      CONSTRUCTION                                          0.00                       0.00                   0.00
      16.      EMPLOYEE EXPENSES/UNIFORMS                        4,966.15                   4,624.84               6,078.17
      17.      FREIGHT/POSTAGE                                      18.00                       0.00                 561.00
      18.      GASOLINE                                              0.00                       0.00                   0.00
      19.      HOTEL/AIR FARE                                        0.00                       0.00                   0.00
      20.      INSURANCE                                        55,831.95                  27,690.43               1,624.43
      21.      WORKERS COMPENSATION                             21,878.53                  15,461.98              11,476.61
      22.      401 K                                             6,576.20                       0.00                   0.00
      23.      MISCELLANEOUS                                     4,199.42                   8,598.29              16,684.82
      24.      GARNISHMENTS                                        497.54                     342.92                 188.30
      25.      SUPPLIES/MAINTENANCE                                138.01                   8,666.68                 604.54
      26.      CUSTOMER REFUNDS                                      0.00                       0.00                   0.00
      27.      SECURITY                                              0.00                       0.00                   0.00
      28.      TAXES                                             3,507.91                       0.00                   0.00
      29.      TEMPORARY HELP SERVICES                             778.50                     200.00               3,184.80
      30.      UTILITIES                                        17,571.30                  12,452.72              67,256.17
      31.      WASTE REMOVAL                                     4,460.00                     280.00                   0.00
      32.      CONSULTING                                       28,942.00                  31,877.00               9,891.00
      33.      THIRD PARTY SERVICERS                                 0.00                       0.00                   0.00
      34.      PETTY CASH                                            0.00                       0.00                   0.00
      35.      REBATES                                               0.00                       0.00                   0.00
      36.      WARRANTY SERVICER                                35,559.70                      57.00                  82.00
      37.      Reimbursement to liquidators for
               sales at closing stores                               0.00                       0.00                   0.00
      38.      U.S. TRUSTEE FEES                                20,500.00                       0.00                   0.00
      39.      PROFESSIONAL FEES                               641,406.24                 184,397.71             386,371.29
                                                            -------------              -------------          -------------
      40.      TOTAL DISBURSEMENTS                           1,096,767.75                 421,333.59             859,007.72
                                                            =============              =============          =============
      41.      END OF MONTH BALANCE                         16,303,341.73              18,419,339.76          17,995,185.10
                                                            =============              =============          =============

 ITEMS 1 & 41:   Beginning and Ending Cash balances reflect balances per bank statements.

 ITEM 6:         Consists of various miscellaneous corporate deposits.

 ITEMS 9 - 40:   Disbursements reflect wire and/or ACH transfers and checks written during the period
                    May 30, 1999 through July 3, 1999.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999


-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------------------------------
                                    0 - 30 days old                                                               0.00
                                    31 - 60 days old                                                              0.00
                                    61 - 90 days old                                                              0.00
                                    91+ days old                                                          2,164,661.33
                                    TOTAL ACCOUNTS RECEIVABLE                                             2,164,661.33
                                    AMOUNTS CONSIDERED UNCOLLECTIBLE                                       (920,682.19)
                                    ACCOUNTS RECEIVABLE (NET)                                             1,243,979.14

-----------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
-----------------------------------------------------------------------------------------------------------------------
                                      0-30          31-60              61-90               91+
                                      DAYS           DAYS               DAYS               DAYS               TOTAL
ACCOUNTS PAYABLE (A)               851,823.00      80,000.00          20,000.00        1,300,000.00        2,251,823.00

                      NOTE    A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

-----------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
-----------------------------------------------------------------------------------------------------------------------
                          BEGINNING         AMOUNT WITHHELD             AMOUNT                 ENDING TAX      DELINQUENT
                        TAX LIABILITY*      AND/OR ACCRUED               PAID                  LIABILITY         TAXES
                        --------------      ---------------              ----                  ---------         -----
FEDERAL
WITHHOLDING**                0.00             20,989.04                20,989.04                 0.00
FICA-EMPLOYEE**              0.00              7,100.19                 7,100.19                 0.00
FICA-EMPLOYER**              0.00              7,100.21                 7,100.21                 0.00
UNEMPLOYMENT                 0.00                  1.98                     1.98                 0.00
INCOME                       0.00                  0.00                     0.00                 0.00
OTHER (ATTACH LIST)          0.00                  0.00                     0.00                 0.00
                             ----             ---------                ---------                 ----
TOTAL FEDERAL TAXES          0.00             35,191.42                35,191.42                 0.00            0.00
                             ----             ---------                ---------                 ----            ----
STATE AND LOCAL
                             ----             ---------                ---------                 ----
WITHHOLDING                  0.00              7,242.83                 7,242.83                 0.00
SALES AND USE                0.00                  0.00                     0.00                 0.00
EXCISE                       0.00                  0.00                     0.00                 0.00
MERCANTILE                   0.00                  0.00                     0.00                 0.00
UNEMPLOYMENT                 0.00                110.85                   110.85                 0.00
REAL PROPERTY                0.00                  0.00                     0.00                 0.00
PERSONAL PROPERTY            0.00                  0.00                     0.00                 0.00
PENNSYLVANIA OCCUPATIONAL    0.00                  0.00                     0.00                 0.00
NEW YORK DISABILITY          0.00                  0.00                     0.00                 0.00
OTHER (ATTACH LIST)          0.00                  0.00                     0.00                 0.00
                             ----             ---------                ---------                 ----
TOTAL STATE AND LOCAL        0.00              7,353.68                 7,353.68                 0.00            0.00
                             ----             ---------                ---------                 ----            ----
TOTAL TAXES                  0.00             42,545.10                42,545.10                 0.00            0.00
                             ----             ---------                ---------                 ----            ----

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999


     THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


      BANK RECONCILIATION
                                                         ACCOUNT #1             ACCOUNT #2              ACCOUNT #3
                                                         ----------             ----------              ----------
      A.  BANK:                                       SEE NOTE BELOW
      B.  ACCOUNT NUMBER:                                                                                                TOTAL
      C.  PURPOSE (TYPE):
      1.  BALANCE PER BANK STATEMENT
      2.  ADD:  TOTAL DEPOSITS NOT CREDITED
      3.  SUBTRACT:  OUTSTANDING CHECKS
      4.  OTHER RECONCILING ITEMS (ATTACH LIST)
      5.  MONTH END BALANCE PER BOOKS
      6.  NUMBER OF LAST CHECK WRITTEN

      NOTE: Bank Reconciliations for June 1999, copies of bank statements as of the end of June for all bank accounts, and a summary of the activity in each account are included with this MOR.
            See MOR-6 supporting schedules.

      INVESTMENT ACCOUNTS
                                                  DATE OF        TYPE OF          PURCHASE       CURRENT
      BANK ACCOUNT NAME & NUMBER                  PURCHASE      INSTRUMENT         PRICE          VALUE
      --------------------------                  --------      ----------         -----          -----
      7. NatCity Investments - 509394078          12/31/98  Govt Money Market   1,228,151.32   1,228,151.32
      8. NatCity Investments - 509394035          12/31/98  Govt Money Market  16,701,209.76  16,701,209.76
      9.
      10.
      11. TOTAL INVESTMENTS                                                    17,929,361.08  17,929,361.08

      CASH

      12. CURRENCY ON HAND - per the Company's Bank Statements                                    65,824.02

      13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                17,995,185.10

 DEBTOR:                                                       CASE NO. 98-02107
    SUN TELEVISION AND APPLIANCES, INC.                             AND 98-02109
    SUN TV AND APPLIANCES, INC.                             JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING JULY 3, 1999


                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                     --------------------------------------
 OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
 TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                        INSIDERS
 -----------------------------------------------------------------------------------------    CUMULATIVE
                                                                    TYPE OF       AMOUNT        UNPAID
              NAME                       POSITION                   PAYMENT        PAID        BALANCE
              ----                       --------                   -------        ----        -------
 1. BETH SAVAGE                  CFO, Treasurer & Secretary          salary     $18,461.55      $0.00
                                                                      bonus     $     0.00
                                                                    expenses    $ 1,286.93
 2. JIM ROMERO                   VP Operations                       salary     $16,730.76      $0.00
                                                                    vacation    $ 5,576.92
                                                                    expenses    $     0.00
 3. JAMES MORAN                  President                          expenses    $ 4,684.68
 4. TOTAL PAYMENTS TO INSIDERS                                                  $46,740.84      $0.00

                                                              PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------
                                                  TYPE            DATE OF COURT
                                                   OF           ORDER AUTHORIZING    AMOUNT          AMOUNT             TOTAL PAID
                 NAME                          PROFESSIONAL          PAYMENT        APPROVED          PAID               TO DATE
                 ----                          ------------          -------        --------          ----               -------
 1.  Kirkland & Ellis                            Attorney            09/16/98            0.00            0.00          402,044.85
 2.  Business Regeneration Services             Accountant           09/16/98      143,028.87      143,028.87          856,775.37
 3.  KPMG Peat Marwick LLP                      Accountant           09/16/98            0.00            0.00           98,427.00
 4.  Otterbourg, Steindler, Houston &            Attorney            09/16/98       40,324.34       40,324.34          470,771.96
 5.  Porter, Wright, Morris & Arthur             Attorney            09/16/98        6,091.72        6,091.72          107,011.24
 6.  Young, Conaway, Stargatt &                  Attorney            09/16/98            0.00            0.00          190,944.05
 7.  Donlin, Recano & Company, Inc.          Claims Consultant       09/16/98            0.00            0.00          345,890.91
 8.  Ernst & Young LLP                          Accountant           09/16/98            0.00            0.00          385,760.40
 9.  D.G. Hart Associates, Inc.                 Consultant           11/10/98            0.00            0.00          120,763.67
 10. Pepper Hamilton LLP                         Attorney            11/05/98            0.00            0.00           18,051.19
 11. Milbank, Tweed, Hadley & McCloy             Attorney            11/23/98      196,926.36      196,926.36          933,735.51

 12. TOTAL PAYMENTS TO PROFESSIONALS                                               386,371.29      386,371.29        3,930,176.15


ADEQUATE PROTECTION PAYMENTS
                                                              SCHEDULED                 AMOUNTS
                                                               MONTHLY                    PAID            TOTAL
                                                              PAYMENTS                   DURING           UNPAID
 NAME OF CREDITOR                                                DUE                      MONTH        POSTPETITION
 ----------------                                                ---                      -----        ------------
 1.  BankBoston Retail Finance, Inc. Term Loan       Interest due the first day of        0.00             None
 2.                                                    each month
 3.
 4.
 5.
 6.  TOTAL                                                                                0.00

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999


 QUESTIONNAIRE                                                                                   YES     NO
 -------------                                                                                   ---     --

 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
      THIS REPORTING PERIOD?                                                                             X
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
      ACCOUNT?                                                                                           X
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?              X
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                       X
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                             X
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                          X
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                   X
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
 EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

 ITEM #2 - In accordance with a first day motion approved by the Bankruptcy Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.


 INSURANCE                                                                                       YES     NO
 ---------                                                                                       ---     --
 1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                     X
 2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                       X
 3.  PLEASE ITEMIZE POLICIES BELOW.                                                               X

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
 HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
 AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 ITEM 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.

                                                    INSURANCE POLICIES
          TYPE OF                                                                                       PAYMENT AMOUNT
          POLICY                          CARRIER                   PERIOD COVERED                       & FREQUENCY
          ------                          -------                   --------------                       -----------

 Commercial Property & Casualty     C N A                      10/1/98 through 9/30/99             - $287,100 paid 10/1/98
 Directors & Officers Liability     Genesis Insurance Co.      7/21/98 through 7/21/99             - $199,000 paid in full
                                                                                                    7/27/98
 Workers Compensation               Various State Funds       11/19/98 through final store         - $113,740 paid 11/13/98
                                                           closing date in various states (A)

                       NOTE A: Sun applied for state fund coverage in
                               Pennsylvania, Indiana, Virginia, New York and
                               Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November
                               8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. As of the end of May, final audits had been completed for Pennsylvania, Indiana, Virginia, New York and
                               Kentucky, to determine any required premium adjustments and close the accounts.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 3, 1999


                                   PERSONNEL

                                                                       FULL TIME        PART TIME        TOTAL
                                                                       ---------        ---------        -----
1.  Total number of employees at beginning of period                       20               0              20
2.  Number of employees hired during the period                            0                0              0
3.  Number of employees terminated or resigned during the period          (8)               0             (8)
4.  Total number of employees on payroll at end of period                  12               0              12


                                               CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE: _______N/A______________

NEW ADDRESS: ___________________N/A________________________

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JUNE 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-4

                       SUMMARY OF BANK STATEMENT ACTIVITY

DEBTOR:                                                        CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                               AND 98-02109
  SUN TV AND APPLIANCES, INC.                               JOINTLY ADMINISTERED
                           MOR-4 SUPPORTING SCHEDULE

 BANK                             BANKBOSTON           NATIONAL CITY   NATIONAL CITY   NATIONAL CITY  NATIONAL CITY  THE OHIO BANK

 ACCOUNT NAME                     BRF, INC. FOR
                                  PROCEEDS FROM                        WORKERS                        PROFESSIONAL   STORE
                                  SUN TV & APPLIANCES  CONCENTRATION   COMPENSATION    PAYROLL        FEES           DEPOSITS

 ACCOUNT NUMBER                   804-81979            394035037       3941035053      394035045      394078205      7067480
------------------------------------------------------------------------------------------------------------------------------------
BALANCE 5/29/99                             430.11      658,825.04       23,797.58       33,916.45      1,000.00      1,391.79

MISCELLANEOUS CORPORATE DEPOSITS                        278,374.96
BENEFICIAL FINANCE RECEIPTS                                  --
TRANSFERS FROM SMALL BANKS                                   --
CREDIT CARD DEPOSITS, NET                      --
TRANSFERS TO/FROM BANKBOSTON A/C
  898-28038                                    --            --
WIRE TSF TO SUN TV CONCENTRATION
  ACCOUNT                                      --            --
WIRE TSF TO VENDORS                                     (72,000.00)
WIRE TSF TO NCB A/CS - P/R, W/C,
  HEALTH INS, PROF FEES                                (127,613.95)      8,390.10      119,223.85
WIRE TSF FROM/TO SUN TV SEI
  INVESTMENT FUND                                      (100,000.00)
CHECKS PAID                                            (624,660.80)    (13,771.16)     (17,032.76)
WIRES OUT - DIRECT DEP. & P/R TAX                                                     (103,791.76)
NSF CHECKS                                                 (279.87)
BANK/CREDIT CARD FEES                          --          (370.50)                                                      (5.06)

                                        --------------------------------------------------------------------------------------
BALANCE 7/3/99                              430.11       12,274.88       18,416.52       32,315.78      1,000.00      1,386.73
                                        ======================================================================================

Beginning of month balance - all
  accounts                              719,360.97
                                        ==========

End of month balance - all accounts      65,824.02
                                        ==========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JUNE 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-4

                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       FOR THE MONTH ENDING JULY 3, 1999
            (COVERING THE PERIOD MAY 30, 1999 THROUGH JULY 3, 1999)

                           MOR-4 SUPPORTING SCHEDULE

                SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD




      Type            Date                  Vendor                                    Amount         ACH/Wire
      ----            ----                  ------                                    ------         --------
Equipment Lease      7/2/99      Ameritech Credit Corporation                        72,000.00         Wire
                                                                                   -----------
                                                        Total Equipment Lease        72,000.00
                                                                                   -----------

    Payroll          6/4/99      ADP                                                 37,631.20          ACH
    Payroll          6/17/99     ADP                                                 47,969.77          ACH
    Payroll          7/1/99      ADP                                                 33,622.88          ACH
                                                                                   -----------
                                                                Total Payroll       119,223.85
                                                                                   -----------

  Workers Comp       6/1/99      M&N Risk Management                               $  5,247.05          ACH
  Workers Comp       6/17/99     M&N Risk Management                               $  3,143.05          ACH
                                                                                   -----------
                                                   Total Workers Compensation         8,390.10
                                                                                   -----------


                         TOTAL WIRE AND ACH TRANSFERS                               199,613.95
                                                                                   ===========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JUNE 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 5/30/99 THROUGH 7/3/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)


------------------------
       CHECK DATE
------------------------
   YEAR     MON    DAY   CHECK# PAYEE                                                 TYPE              AMOUNT
---------------------------------------------------------------------------------------------------------------

    99       6     30    713680 TIMES PUBLISHING CO                                Advertising         4,432.51
---------------------------------------------------------------------------------------------------------------
                                                  Advertising                                          4,432.51
---------------------------------------------------------------------------------------------------------------
    99       6     17    713652 OPEN TECHNOLOGY GROUP INC                          Consulting          4,851.00
    99       6     21    713655 OPEN TECHNOLOGY GROUP INC                          Consulting          5,040.00
---------------------------------------------------------------------------------------------------------------
                                                  Consulting                                           9,891.00
---------------------------------------------------------------------------------------------------------------
    99       6      3    713603 MILLER'S TOTAL CLEANING                          Contract Labor          211.00
    99       6      3    713604 MILLER'S TOTAL CLEANING                          Contract Labor          223.00
    99       6     10    713626 MILLER'S TOTAL CLEANING                          Contract Labor          423.00
    99       6     16    713647 MILLER'S TOTAL CLEANING PLUS                     Contract Labor          423.00
    99       6     24    713665 MILLER'S TOTAL CLEANING PLUS                     Contract Labor          423.00
    99       7      1    713683 MILLER'S TOTAL CLEANING PLUS                     Contract Labor          423.00
    99       7      1    713687 SUZANNE HARRINGTON ENTERPRISES                   Contract Labor        1,058.80
---------------------------------------------------------------------------------------------------------------
                                                Contract Labor                                         3,184.80
---------------------------------------------------------------------------------------------------------------
    99       6      4    713612 BETH SAVAGE                                     Employee Expense         547.75
    99       6     30    713681 BETH SAVAGE                                     Employee Expense         739.18
    99       6      3    713607 JAMES MORAN                                     Employee Expense       1,572.09
    99       6     24    713668 JAMES MORAN                                     Employee Expense       3,112.59
    99       6     24    713666 PATTY BALL                                      Employee Expense          81.24
    99       6      4    713613 SANDY WEBB                                      Employee Expense          25.32
---------------------------------------------------------------------------------------------------------------
                                               Employee Expense                                        6,078.17
---------------------------------------------------------------------------------------------------------------
    99       6      1    713599 AMERITECH CREDIT CORPORATION                    Equipment Rental      18,715.37
    99       7      2    713689 AMERITECH CREDIT CORPORATION                    Equipment Rental      18,715.37
    99       6     22    713663 KEHL CHEVY OLDS INC                             Equipment Rental      12,735.99
---------------------------------------------------------------------------------------------------------------
                                               Equipment Rental                                       50,166.73
---------------------------------------------------------------------------------------------------------------
    99       6      3    713609 PHEAA                                              Garnishment            94.15
    99       6     16    713648 PHEAA                                              Garnishment            94.15
---------------------------------------------------------------------------------------------------------------
                                                 Garnishment                                             188.30
---------------------------------------------------------------------------------------------------------------
    99       6     16    713646 ANTHEM BLUE CROSS BLUE SHIELD                       Insurance          1,272.16
    99       7      1    713685 FORTIS INSURANCE COMPANY                            Insurance            143.12
    99       7      2    713691 FORTIS INSURANCE COMPANY                            Insurance            209.15
---------------------------------------------------------------------------------------------------------------
                                                  Insurance                                            1,624.43
---------------------------------------------------------------------------------------------------------------
    99       6     30    713679 S K ADVERTISING                                   Legal Notices       16,648.82
---------------------------------------------------------------------------------------------------------------
                                                 Legal Notices                                        16,648.82
---------------------------------------------------------------------------------------------------------------
    99       6     10    713631 QUIKPRO COURIER                                   Miscellaneous           14.00
    99       6     21    713654 QUIKPRO COURIER                                   Miscellaneous           11.00
    99       6     25    713671 QUIKPRO COURIER                                   Miscellaneous           11.00
---------------------------------------------------------------------------------------------------------------
                                                 Miscellaneous                                            36.00
---------------------------------------------------------------------------------------------------------------
    99       6      1    713598 AUTOMATIC DATA PROCESSING                            Payroll             328.46
    99       6      8    713615 AUTOMATIC DATA PROCESSING                            Payroll             562.63
    99       6      8    713623 AUTOMATIC DATA PROCESSING                            Payroll             251.80
    99       6     16    713645 AUTOMATIC DATA PROCESSING                            Payroll              59.38
    99       6     22    713661 AUTOMATIC DATA PROCESSING                            Payroll             415.82
    99       6     30    713677 AUTOMATIC DATA PROCESSING                            Payroll             618.16
---------------------------------------------------------------------------------------------------------------
                                                    Payroll                                            2,236.25
---------------------------------------------------------------------------------------------------------------
    99       6     16    713650 APPLE DIRECT MAIL SERVICES LTD                       Postage             561.00
---------------------------------------------------------------------------------------------------------------
                                                    Postage                                              561.00
---------------------------------------------------------------------------------------------------------------
    99       6     10    713628 BTS,LLC                                           Professional        27,616.50
    99       6     22    713657 BTS,LLC                                           Professional       115,412.37
    99       6      1    713601 MILBANK,TWEED,HADLEY & MCCLOY                     Professional       155,438.86
    99       6     24    713669 MILBANK,TWEED,HADLEY & MCCLOY                     Professional        41,487.50
    99       6     10    713629 OTTERBOURG,STEINDLER,HOUSTON &                    Professional        29,965.47
    99       6     14    713636 OTTERBOURG,STEINDLER,HOUSTON &                    Professional        10,358.87
    99       6     14    713637 PORTER WRIGHT MORRIS & ARTHUR                     Professional         6,091.72
---------------------------------------------------------------------------------------------------------------
                                                  Professional                                       386,371.29
---------------------------------------------------------------------------------------------------------------
    99       6     22    713658 BROOKLOR,LLC                                          Rent            29,625.49
    99       6      1    713600 DUKE REALTY LIMITED PRTNRSHP                          Rent             4,029.76
    99       6     11    713634 PARK ASSOCIATES                                       Rent            21,519.78
    99       6     15    713640 STARK COMMONS, LTD.                                   Rent            36,508.47
    99       6     22    713659 WAL MART STORES INC                                   Rent            15,261.75
---------------------------------------------------------------------------------------------------------------
                                                      Rent                                           106,945.25
---------------------------------------------------------------------------------------------------------------
    99       6      8    713616 ENDLESS COMPUTER SUPPLY                             Supplies              90.89
    99       6     25    713673 GORDON FLESCH CO INC                                Supplies             513.65
---------------------------------------------------------------------------------------------------------------
                                                    Supplies                                             604.54
---------------------------------------------------------------------------------------------------------------
    99       6      4    713611 AMERITECH                                           Utilities             41.07
    99       6     15    713641 BENDERSON DEVELOPMENT                               Utilities             81.31
    99       6     28    713675 COLUMBIA GAS OF OHIO-COLUMBUS                       Utilities         62,252.22
    99       6     15    713643 JADE INC                                            Utilities            799.80
    99       6     30    713678 JADE INC                                            Utilities            199.95
    99       6      3    713608 MOUNTAINEER GAS                                     Utilities             56.34
    99       6     11    713633 THE ILLUMINATING COMPANY                            Utilities          3,708.96
    99       6      8    713624 VIRGINIA POWER                                      Utilities            116.52
---------------------------------------------------------------------------------------------------------------
                                                    Utilities                                         67,256.17
---------------------------------------------------------------------------------------------------------------
    99       6      3    713606 VAC SERVICE CORP                                    Warranty              82.00
---------------------------------------------------------------------------------------------------------------
                                                    Warranty                                              82.00
---------------------------------------------------------------------------------------------------------------
    99       6     15    713639 THE PMA GROUP                                     Workers' Comp        3,086.51
---------------------------------------------------------------------------------------------------------------
                                                  Workers' Comp                                        3,086.51
---------------------------------------------------------------------------------------------------------------

                                                                  TOTAL POST-PETITION CHECKS        $659,393.77

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JUNE 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-5

                                 PAYROLL TAXES

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                           MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                       FOR THE MONTH ENDING JULY 3, 1999


 Deposit        Federal        Employee      Employer
  Date         Income Tax      FICA Tax      FICA Tax         Totals
--------       ----------      --------      --------         ------
08-Jun-99      $ 6,450.51      $2,326.56      $2,326.57      $11,103.64
22-Jun-99      $ 8,593.05      $3,062.28      $3,062.28      $14,717.61
07-Jul-99      $ 5,945.48      $1,711.35      $1,711.36      $ 9,368.19
               ---------       ---------      ---------      ----------
               $20,989.04      $7,100.19      $7,100.21      $35,189.44
               ==========      =========      =========      ==========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JUNE 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-6

                              BANK RECONCILIATIONS

DEBTOR:                                                        CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                               AND 98-02109
  SUN TV AND APPLIANCES, INC.                               JOINTLY ADMINISTERED
                           MOR-6 SUPPORTING SCHEDULE
                           JUNE BANK RECONCILIATIONS

A. BANK:                                   THE OHIO BANK   BANKBOSTON  NATIONAL CITY   NATIONAL CITY   NATIONAL CITY  NATIONAL CITY
B. ACCOUNT NUMBER:                            7067480      804-81979      394035037      3941035053      394078205      394035045
C. PURPOSE (TYPE):                        STORE DEPOSITS  BBRF PROCEEDS CONCENTRATION   WORKERS COMP    PROF. FEES       PAYROLL

1.  BALANCE PER BANK STATEMENT                1,386.73        430.11      12,274.88      18,416.52       1,000.00       32,315.78
2.  ADD: TOTAL DEPOSITS NOT CREDITED              --            --             --         4,827.57           --              --
3.  ADD: OUTSTANDING WIRE TRANSFERS               --            --             --             --             --              --
4.  SUBTRACT: OUTSTANDING CHECKS                   N/A           N/A     (188,720.31)    (4,165.28)          --        (24,795.96)
5.  SUBTRACT: OUTSTANDING WIRE TRANSFERS          --            --             --             --             --              --
6.  OTHER RECONCILING ITEMS                       --         (430.11)        585.87           --             --              --
7.  ADJUSTED BANK BALANCE                     1,386.73          --       (175,859.56)    19,078.81       1,000.00        7,519.82

8.  MONTH END BALANCE PER BOOKS               1,386.73          --       (171,567.97)    22,626.92       1,000.00        7,491.51
9.  LESS: NSF CHECKS                              --            --             --             --             --              --
10. LESS: BANK/CREDIT CARD FEES                   --            --             --             --             --              --
11. ADD/(LESS): DEPOSIT DIFFERENCES               --            --             --             --             --              --
12. OTHER RECONCILING ITEMS (ATTACH LIST)         --            --        (4,291.59)     (3,548.11)          --             28.31
13. ADJUSTED BALANCE PER BOOKS                1,386.73          --       (175,859.56)    19,078.81       1,000.00        7,519.82

14. NUMBER OF LAST CHECK WRITTEN                   N/A           N/A        #713691          #7517            N/A               #

DEBTOR:                                                        CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                               AND 98-02109
  SUN TV AND APPLIANCES, INC.                               JOINTLY ADMINISTERED

                           MOR-6 SUPPORTING SCHEDULE
                           JUNE BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS

OTHER RECONCILING ITEMS:

   BANKBOSTON
   804-81979
   BBRF PROCEEDS

         Other reconciling items - Bank
                                                             ---------
              Credit card adjustments                          (430.11)
                                                             =========

   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
                                                             ---------
              Checks shown as outstanding, should be void       585.87
                                                             =========

         Other reconciling items - Book
              Check void on G/L, paid by bank
                                                             (4,438.84)
              Check stopped on bank, not void on G/L            147.25
                                                             ---------

                                                             (4,291.59)
                                                             =========

   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked
                                                             (3,548.11)
                                                             ---------

                                                             (3,548.11)
                                                             =========

   NATIONAL CITY
   394035045
   PAYROLL

         Miscellaneous reconciling items                         28.31
                                                             ---------
                                                                 28.31
                                                             =========